UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019
ALBEMARLE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
4250 Congress Street, Suite 900, Charlotte, North Carolina 28209
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (980) 299-5700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	ALB	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 7, 2019, the Company held its Annual Meeting. During this meeting, shareholders of the Company were asked to consider and vote upon three proposals: (1) approval of the non-binding advisory resolution approving the compensation of the Company’s named executive officers; (2) election of eleven nominees set forth in our 2019 Proxy Statement to the Board of Directors; and (3) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
As of the record date for the Annual Meeting, March 8, 2019, there were 105,885,909 shares of common stock outstanding and entitled to vote, of which the holders of 91,063,903 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:
1. Advisory vote on executive compensation. The shareholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
74,576,137	3,331,893	2,226,627	10,929,246
2. Election of directors. All of the nominees for directors were elected to serve for a term which expires at the annual meeting of shareholders in 2020, by the votes set forth in the table below.

Nominee	Voted For	Voted Against	Abstain
Mary Lauren Brlas	78,886,132	1,182,052	66,473
William H. Hernandez	78,153,512	1,904,047	77,098
Luther C. Kissam IV	77,525,066	2,369,742	239,849
Douglas L. Maine	78,459,334	1,598,310	77,013
J. Kent Masters	77,910,078	2,147,445	77,134
James J. O'Brien	76,875,263	2,023,516	1,235,878
Diarmuid B. O'Connell	77,902,568	2,153,560	78,529
Dean L. Seavers	78,777,620	1,279,266	77,771
Gerald A. Steiner	77,893,391	2,163,845	77,421
Harriett Tee Taggart	77,489,182	2,577,750	67,725
Alejandro Wolff	77,761,561	2,290,254	82,842
There were 10,929,246 Broker Non-Votes received for each nominee.

3. Ratification of appointment of independent registered public accounting firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the shareholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
88,718,507	2,238,517	106,879
The proposal to ratify the appointment of PricewaterhouseCoopers LLP was a routine matter and, therefore, there were no broker non-votes relating to this matter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: May 10, 2019	By:	/s/ Karen G. Narwold
Executive Vice President, Chief Administrative Officer and Corporate Secretary